Exhibit 10.6

FOURTH ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED 1 JANUARY 2011 BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND BROWNSTONE PUBLISHING LLC, (LESSEE) DATED MARCH 1, 2009 (LEASE AGREEMENT) IS MADE AND ENTERED AS OF JANUARY 1, 2011.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective January 1, 2010. WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional office space known as the following to the lessee: 958 & 960 East Washington Street, Suites 100 Indianapolis, IN 46202, the demises to premises being approximately 2877 square feet in size.

2.	Paragraph (4) (Rent) The amount for the additional office space with a square footage of 2877 will be $2382.00 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC Lessor

/s/ Karl Northern	Date:	12-22-10
Karl Northern

Angie’s List Lessee

/s/ Chuck Hundt	Date:	12/22/10
Chuck Hundt